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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 23, 2003

                  FIDELITY NATIONAL INFORMATION SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

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
        Delaware                     000-20312                  41-1293754
     (State or Other           (Commission File No.)         (I.R.S. Employer
     Jurisdiction of                                       Identification No.)
     Incorporation)
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4050 Calle Real, Santa Barbara, California                      93110
(Address of principal executive officers)                     (Zip Code)


                                 (805) 696-7000
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed, since last report)
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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      Exhibit 99-1 -- Press Release of Fidelity National Information Solutions, Inc., dated April 23, 2003.

Item 9 - Regulation FD Disclosure (Information is being provided under Item 12)

      The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1394, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

       On April 23, 2003, Fidelity National Information Services, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated by reference herein.
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                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIDELITY NATIONAL INFORMATION
                                    SOLUTIONS, INC.


Date:  April 23, 2003                     By:  /s/ Neil A. Johnson
                                               ---------------------------------
                                                   Neil A. Johnson
                                                   Executive Vice President and
                                                   Chief Financial Officer
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                               EXHIBIT INDEX

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
Exhibit No.   Description
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
99.1          Historical Statements of Earnings and Supplemental Earnings
              Information (based on the pooling-of-interests accounting method in connection with the merger with Micro General Corporation)
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